Exhibit 10.24

October 31, 2007

The Children’s Place Retail Stores, Inc.
915 Secaucus Road
Secaucus, New Jersey 07094
Attn: Chief Financial Officer

Re:                               First Amendment to Fifth Amended and Restated Loan and Security Agreement

Dear Sir/Madam:

Reference is hereby made to a certain Fifth Amended and Restated Loan and Security Agreement dated as of June 28, 2007 (the “Loan Agreement”) by and among The Children’s Place Retail Stores, Inc. and each of its subsidiaries signatory thereto (collectively, the “Borrowers”), the financial institutions named therein (the “Lenders”), Wells Fargo Retail Finance, LLC, as Agent (the “Agent”), Wachovia Capital Finance Corporation (New England), as Documentation Agent and LaSalle Retail Finance, a division of LaSalle Business Credit, LLC, as Co-Agent.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

The Borrowers have requested that the Agent and the Lenders agree to amend (this “Amendment”) certain provisions of the Loan Agreement, and the Agent and the Lenders have agreed to do so, but only upon the terms and conditions set forth herein.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent, and the Lenders hereby agree as follows:

1.                                       Amendments.                      The Loan Agreement shall be amended as follows:

a.                                       Section 1.1, the definition of “Seasonal Overadvance Period” is hereby deleted in its entirety, and is replaced with the following:

“Seasonal Overadvance Period” means, (i) for the year ending December 31, 2007, the period from July 1st through November 30th; and (ii) for each year thereafter, means the period from July 1st through October 31st of each year during the term of this Agreement.”

b.                                      Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“First Amendment” means the First Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of October 31, 2007 by and among the Borrowers, the Agent and the Lenders.”

c.                                       From and after the date hereof, all references to the “Agreement” in the Loan Agreement shall mean the Fifth Amended and Restated Loan and Security

Agreement, as amended by the First Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of October 31, 2007.

2.                                       Representations and Warranties.                 The Borrowers hereby represent and warrant to the Lenders and the Agent that:

a.                                       After giving effect to the amendments in Section 1 hereof, and except as the Agent may have expressly waived in writing prior to the date of this Amendment, there exists no Default or Event of Default under the Loan Agreement;

b.                                      The representations and warranties made by the Loan Parties in the Loan Agreement are true and correct in all respects on and as of the date hereof as if made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date);

c.                                       The execution and delivery of this Amendment by and on behalf of the Borrowers has been duly authorized by all requisite action on behalf of each Borrower, and this Amendment is enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

d.                                      The execution, delivery and performance of this Amendment will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which any Borrower is a party or by which any Borrower or any property of any Borrower is bound; and

e.                                       No approval, consent or authorization of, nor registration, declaration or filing with, any Governmental Authority or other public body, or any trustee or holder of any Indebtedness, is required in connection with the valid execution, delivery and performance by the Borrowers of this Amendment, except such as have been obtained as of the date hereof.

3.                                       Preconditions to Effectiveness.                          The effectiveness of the amendments contained in Section 1 above, is expressly conditioned upon the following:

a.                                       Receipt by the Agent of reimbursement from the Borrowers for all Lender Group Expenses incurred in connection with the negotiation and preparation of this Amendment and all documents, instruments, and agreements incidental hereto;

b.                                      Receipt by the Agent of the Amendment Fee; and

c.                                       Receipt by the Agent from each party hereto of duly completed and executed counterparts of this Amendment.

4.                                       Amendment Fee.      In consideration for the Agent and the Lenders entering into this Amendment, the Borrowers agree to pay a fee to the Agent for the ratable benefit of the Lenders (the “Amendment Fee”) of Thirty Thousand and No/100 Dollars ($30,000.00); such Amendment Fee shall be fully earned and paid upon the execution of this Amendment and shall be nonrefundable.

5.                                       Ratification; Waiver of Claims:

a.                                       Except as provided herein, or as previously waived in writing by the Agent, all terms and conditions of the Loan Agreement and each of the other Loan Documents shall remain in full force and effect.  The Borrowers hereby ratify, confirm, and re-affirm all terms and provisions of the Loan Documents.

b.                                      There is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrowers under the Loan Agreement or any other Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Borrowers with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

c.                                       The Borrowers hereby acknowledge and agree that none of them has any offsets, defenses, claims, or counterclaims against the Agent or any of the Lenders, or any of them, or their respective parents, affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if the Borrowers, or any of them, now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Agent or the Lenders, or any of them, or their respective parents, affiliates, predecessors, successors or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrowers hereby RELEASE the Agent and the Lenders, and each of them, and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

6.                                       Miscellaneous.

a.                                       This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement.  Signature pages with facsimile signatures may be treated as originals.

b.                                      This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.                                       Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

d.                                      The Borrowers shall execute and deliver to the Agent and the Lenders whatever additional documents, instruments, and agreements that the Agent may require in order to give effect to, and implement the terms and conditions of this Amendment.

e.                                       Section 13 (Choice of Law and Venue; Jury Trial Waiver) of the Loan Agreement is hereby incorporated herein by reference.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

THE CHILDREN’S PLACE RETAIL STORES, INC., a Delaware corporation

By:
Name:	Susan Riley
Title:	Executive Vice President - Finance and Administration

THE CHILDREN’S PLACE SERVICES COMPANY LLC, a Delaware limited liability company

By:
Name:	Susan Riley
Title:	Senior Vice President, Chief Financial Officer and Treasurer

WELLS FARGO RETAIL FINANCE, LLC, as Agent and as a Lender

By:
Name:	Michele Ayou
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND), as Documentation Agent and as a Lender

By:
Name:
Title:

S-1

LASALLE RETAIL FINANCE,
a Division of LaSalle Business Credit, LLC,
as Agent for Standard Federal Bank National Association, as Co-Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name
Title:

CITICORP USA, INC., as a Lender

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

S-2